Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated effective as of February 28, 2008, is made and entered into by and among between LUMINEX CORPORATION, a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association (the “Lender”).
RECITALS:
     WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of March 1, 2007 (the “Credit Agreement”); and
     WHEREAS, in connection with the extension of the Maturity Date under the Credit Agreement, the Lender and the Borrower have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended in certain respects.
AGREEMENTS:
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Borrower and the Lender do hereby agree as follows:
     Section 1. General Definitions. Capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.
     Section 2. Extension of Maturity Date. The definitions of “Maturity Date” and “Note” in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to hereafter read as follows:
Maturity Date means the earlier to occur of (a) February 26, 2009, (b) any date that the Commitment is terminated in full by Borrower pursuant to Section 2.01(c) hereof, and (c) any date the Maturity Date is accelerated or the Revolving Loan Commitment is terminated by Lender pursuant to Section 7.02 hereof.
Note means the promissory note dated February 28, 2008, executed by Borrower payable to the order of Lender in the face amount of $15,000,000.00, and any and all renewals, extensions, modifications, rearrangements and/or replacements thereof.
     Section 3. Modification of Tangible Net Worth Financial Covenant. Section 5.03(a) of the Credit Agreement is hereby amended and restated in its entirety to hereafter read as follows:
     (a) Tangible Net Worth. Borrower and its Subsidiaries shall maintain a consolidated Tangible Net Worth in an amount greater than or equal to $35,000,000 at all times on and after February 28, 2008.

     Section 4. Representations and Warranties. The Borrower represents and warrants to the Lender that the representations and warranties contained in Article IV of the Credit Agreement and in all of the other Credit Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date, except to the extent any such representation or warranty is stated to relate solely to an earlier date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default.
     Section 5. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Credit Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement and all other Credit Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling.
     Section 6. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Lender and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the Credit Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Obligations.
     Section 7. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     Section 8. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.
     Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Lender.

     Section 10. References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Credit Documents, on and subsequent to the effective date hereof, the terms “Agreement” and “Compliance Certificate” shall mean the Credit Agreement and the Compliance Certificate, as each of the same are amended by this Amendment.
     Section 11. Security Documents Ratification. The Borrower hereby ratifies and confirms that all Security Agreements previously executed and delivered under the terms of the Credit Agreement are in full force and effect and that the same continue to secure and cover any and all Obligations of the Borrower to the Lender, including without limitation, the Obligations now or hereafter outstanding under the Note.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers effective as of the date first above written.
NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02
THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LUMINEX CORPORATION, a Delaware corporation
By:	/s/ David S. Reiter
	Name:	David S. Reiter
	Title:	Vice President, General Counsel and Corporate Secretary

Date of Execution: May 28, 2008

JPMORGAN CHASE BANK, N.A.
By:	/s/ James Pritchett
	Name:	James Pritchett
	Title:	Vice President

Date of Execution: May 28, 2008

GUARANTOR RATIFICATION
The undersigned Guarantors (a) acknowledge and consent to the execution of the foregoing Amendment, (b) confirm that the Guaranty and Security Agreements previously executed or joined in by the undersigned Guarantors applies and shall continue to apply to all Obligations evidenced by or arising pursuant to the Credit Agreement, as amended hereby or any other Credit Documents, notwithstanding the execution and delivery of this Amendment by the Borrower and the Lender, and (c) acknowledge that without this consent and confirmation, the Lender would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Amendment.

LUMINEX INTERNATIONAL CORPORATION, a Delaware corporation
By:	/s/ David S. Reiter
	Name:	David S. Reiter
	Title:	Secretary

Date of Execution: May 28, 2008

LUMINEX PROJECT, INC., a Delaware corporation
By:	/s/ David S. Reiter
	Name:	David S. Reiter
	Title:	Secretary

Date of Execution: May 28, 2008
EXHIBITS:
Exhibit D — Compliance Certificate

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